UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2012

APD ANTIQUITIES, INC.

(Exact name of small business issuer as specified in its charter)

Commission File Number: 000-50738

Nevada	91-1959986
(State or jurisdiction of Incorporation or organization)	(I.R.S Employer I.D No.)

1314 S. Grand Blvd, Ste. 2-250, Spokane, WA 99202

(Address of principal executive offices)

(509) 744-8590
(Issuer’s telephone number)

___________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Item 1.01.  Entry into a Material Definitive Agreements.

On October 1, 2012, APD Antiquities, Inc. (APD) and AMCOR Exploration, Inc., its wholly owned subsidiary (“Optionees”) entered into an Amended Option to Purchase Mineral Assets Agreement (the “Option Agreement”) with Northern Adventures, LLC (NALLC) and Northern Adventures, Inc. (NAI) (Optionors) related to the option to purchase certain mineral assets, existing mineral lease agreements, unpatented mining claims and an option to purchase existing leases from the state of Washington.  The exercise price for the option is the forgiveness of all promissory notes owed by NALLC to APD, currently in the aggregate principal amount of $382,500 plus accrued interest of $25,450 as of September 30, 2012.  In the event APD provides any additional loans to NALLC between the date of execution of the Option Agreement and the exercise of the option, the additional principal amounts of the promissory notes and accrued interest will be added to the debt to be forgiven.  In addition, APD shall issue to NAI the number of shares necessary to provide NAI, on a post acquisition basis,  with an ownership position equal to 80.5% of the outstanding shares of common stock of APD as of the exercise date.  The term of this agreement ends December 31, 2012, unless extended by mutual consent of the parties.  The Option Agreement is attached hereto as an exhibit and incorporated by reference (Exhibit 10.1 attached hereto).

On October 1, 2012, APD Antiquities extended the maturity date from September 30, 2012 to December 31, 2012 on all presently due loans provided to NALLC, totaling $357,500.  All loans from NALLC, totaling $382,500 are due December 31, 2012.

On September  30, 2012, 15 presently due Convertible Promissory Notes totaling $400,000 at 8% interest had their due dates extended until December 31, 2012.  All $486,000 in Convertible Promissory Notes are now due December 31, 2012.

On September  30, 2012, an $850 no interest non-convertible Promissory note due from APD had the due date extended until December 31, 2012.  All $4,000 in non-convertible Promissory Notes are now due December 31, 2012.

Item 9.01.  Exhibits.  Financial Statements and Exhibits

(c)	Exhibits

10.1

Amended Option to Purchase Mineral Assets Agreement between APD Antiquities, Inc., AMCOR Exploration, Inc. (a wholly owned subsidiary), Northern Adventures, LLC, and Northern Adventures, Inc. dated October 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APD ANTIQUITIES, INC. (Registrant)

Date: October 4, 2012	By:	/s/ Cindy K. Swank
Cindy K. Swank President and CEO